Exhibit 99.1

Icahn Enterprises L.P. Investor Presentation August 2023

2 Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements included herein, other than statements that relate solely to historical fact, are “forward - looking statements . ” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends . Forward - looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact . Our expectations, beliefs and projections are expressed in good faith, and we believe that there is a reasonable basis for them . However, there can be no assurance that these expectations, beliefs and projections will result or be achieved . There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward - looking statements contained in this presentation, including risks related to economic downturns, substantial competition and rising operating costs ; the impacts from the Russia/Ukraine conflict, including economic volatility and the impacts of export controls and other economic sanctions ; risks related to our investment activities, including the nature of the investments made by the private funds in which we invest, declines in the fair value of our investments as a result of the COVID - 19 pandemic, losses in the private funds and loss of key employees ; risks related to our ability to continue to conduct our activities in a manner so as to not be deemed an investment company under the Investment Company Act of 1940 , as amended, or be taxed as a corporation ; risks relating to short sellers and associated litigation and regulatory inquires ; risks related to our general partner and controlling unitholder ; risks related to our energy business, including the volatility and availability of crude oil, other feed stocks and refined products, declines in global demand for crude oil, refined products and liquid transportation fuels, unfavorable refining margin (crack spread), interrupted access to pipelines, significant fluctuations in nitrogen fertilizer demand in the agricultural industry and seasonality of results ; the success of a spin - off of the fertilizer business including risks related to any decision to cease exploration of a spin - off ; risks related to our automotive activities and exposure to adverse conditions in the automotive industry, including as a result of the COVID - 19 pandemic and the Chapter 11 filing of our automotive parts subsidiary ; risks related to our food packaging activities, including competition from better capitalized competitors, inability of our suppliers to timely deliver raw materials, and the failure to effectively respond to industry changes in casings technology ; supply chain issues ; inflation, including increased costs of raw materials and shipping, including as a result of the Russia/Ukraine conflict ; interest rate increases ; labor shortages and workforce availability ; risks related to our real estate activities, including the extent of any tenant bankruptcies and insolvencies ; risks related to our home fashion operations, including changes in the availability and price of raw materials, and changes in transportation costs and delivery times . These and other risks and uncertainties are described in our filings with the Securities and Exchange Commission including our Annual Report on Form 10 - K and our quarterly reports on Form 10 - Q under the caption “Risk Factors” . There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward - looking statements . All forward - looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation . Except to the extent required by law, we undertake no obligation to update or revise forward - looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value . The non - GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U . S . GAAP . These non - GAAP measures should be evaluated only on a supplementary basis in connection with our U . S . GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10 - K for the year ended December 31 , 2022 and our subsequent quarterly reports on Form 10 - Q . A reconciliation of these non - GAAP financial measures to the most directly comparable U . S . GAAP financial measures can be found in the back of this presentation .

Company Overview 3

4 Overview of Icahn Enterprises (1) Investment segment total assets represents total equity (equity attributable to IEP was $3.8 billion). (2) All Other operating segments includes Food Packaging, Home Fashion, and Pharma. • Icahn Enterprises L . P . (IEP) is a diversified holding company with operating segments in Investment, Energy, Automotive, Real Estate, Food Packaging, Home Fashion and Pharma • IEP is majority owned and controlled by Carl Icahn • Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP • As of June 30, 2023, Carl Icahn and his affiliates owned approximately 85% of IEP’s outstanding depositary units • IEP has declared 73 consecutive quarterly distributions since 2005 . As of August 10 , 2023 , IEP has a $ 4 . 00 annualized distribution, which is a 16 . 2 % yield • IEP has liquidity through its investment in the Investment Funds of approximately $ 3 . 8 billion as of June 30 , 2023 Investment (1) $6,881 ($1,235) ($671) ($590) Energy 4,801 9,924 351 694 Automotive 1,974 2,097 (158) 11 Real Estate 519 117 6 18 All Other (2) 983 710 (26) 58 Holding Company 2,049 73 (419) (25) $17,207 $11,686 ($917) $166 ($Millions) As of June 30, 2023 Twelve Months Ended June 30, 2023 Assets Total Revenue Net Income (Loss) Attributable to IEP Adjusted EBITDA Attributable to IEP

5 Summary Corporate Organizational Chart Note: Percentages denote equity ownership as of June 30, 2023. Excludes intermediary and pass - through entities. CVR Energy , Inc. (NYSE: CVI) Vivus LLC Various Real Estate Holding Entities WestPoint Home LLC Icahn Enterprises G.P. Inc. Icahn Enterprises L.P. ( NasdaqGS : IEP) Icahn Enterprises Holdings L.P. 1% 1% 99% LP Interest 90% 71% Icahn Capital LP Viskase Companies , Inc. (OTCPK: VKSC) As of 6/30 /20 23 , Icahn Enterprises had investments with a fair market value of approximately $ 3 . 8 billion in the Investment Funds Consists of rental commercial real estate, property development and associated club and resort activities Provider of home textile products for more than 200 years Specialty pharmaceutical company One of the worldwide leaders in cellulosic, fibrous and plastic casings for the processed meat industry Independent refiner and marketer of transportation fuels 100% 100% 100% 100% Icahn Automotive Group LLC Primarily e ngaged in the automotive repair and maintenance services business 100% Producer and distributer of nitrogen fertilizer products CVR Partners, LP (NYSE: UAN) 3 7%

6 Diversified Subsidiary Companies with Significant Inherent Value • IEP’s subsidiary companies possess key competitive strengths and/or leading market positions • IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opportunities The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings Over 200 year heritage with some of the best known brands in home fashion Leading global market position in non - edible meat casings poised to capture further growth in emerging markets Strategically located mid - continent petroleum refiner and nitrogen fertilizer producer Long - term real estate portfolio primarily consisting of investment properties Real Estate Segment Primarily engaged in the automotive repair and maintenance services business Dedicated to addressing the therapeutic needs of patients with serious medical conditions and life - limiting diseases

7 Evolution of Icahn Enterprises • IEP began as American Real Estate Partners, which was founded in 1987, and now has diversified its portfolio to seven operati ng segments and approximately $22 billion of assets as of June 30, 2023. • IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and fin ancial results. • IEP’s record is based on a long - term horizon that can enhance business value for continued operations and/or facilitate a profit able exit strategy. • In 2017, IEP sold American Railcar Leasing for $3.3 billion, resulting in a pre - tax gain of $1.7 billion. • In 2018, IEP sold Federal - Mogul for $5.1 billion, resulting in a pre - tax gain of $251 million, Tropicana for $1.5 billion, resul ting in a pre - tax gain of $779 million, and American Railcar Industries for $1.75 billion, resulting in a pre - tax gain of $400 million. • In 2019, IEP sold Ferrous Resources for aggregate consideration of approximately $550 million (including repaid indebtedness) , r esulting in a pre - tax gain of $252 million. • In 2021, IEP completed the sale of 100% of the equity interests in PSC Metals, LLC to SA Recycling LLC, for total cash consid era tion of approximately $323 million (including repaid indebtedness and subject to customary post - closing adjustments) resulting in a pre - tax gain on disposition of assets of $ 163 million. • Acquired partnership interest in Icahn Capital Management L.P. in 2007 • IEP and certain of Mr. Icahn’s family members and affiliates are the sole investors in the Investment Funds. Timeline of Recent Acquisitions and Exits (1) Based on the closing stock price of $44.70 and approximately 107.0 million depositary and general partner equivalent units outstanding a s of December 31, 2012 (2) Based on the closing stock price of $29.03 and approximately 401.4 million depositary and general partner equivalent un its outstanding as of June 30, 2023 As of December 31, 20 12 (1) • Mkt. Cap: $4.8 bn • Total Assets: $ 24.6 bn As of June 30, 2023 (2) • Mkt. Cap: $ 11.7b n • Total Assets: $ 22.2 bn Year: 201 2 201 3 2014 201 5 201 6 201 7 201 8 201 9 20 20 20 21 2023 American Railcar Leasing 10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn Ferrous Resources 6/8/15: IEP acquired a controlling interest in Ferrous Resources Pep Boys 2/4/16: IEP acquired Pep Boys Federal - Mogul & Tropicana 10/1/18: Sold Federal - Mogul for $5.1 billion and Tropicana for $1.5 billion Ferrous Resources 8/1/19: Sold Ferrous Resources for $550 million, IEP share of cash proceeds was $4 63 million PSC Metals 12/7/21: Sold PSC Metals, LLC for $323 million CVR Energy 5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR CVR Refining & CVR Partners 2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering IEH Auto Parts Holding 6/1/15: Acquired substantially all of the auto part assets in the U.S. of Uni - Select Inc. American Railcar Leasing 2017: Sale of ARL for $3 .3 billion American Railcar Industries 12/5/18: Sold American Railcar Industries for $1.75 billion Vivus , Inc 12/11/20: Acquired all of the outstanding common stock of Vivus upon its emergence from bankruptcy

8 Ability to Maximize Shareholder Value Through Proven Activist Strategy • IEP seeks undervalued companies and often becomes “actively” involved in the targeted companies • Activist strategy requires significant capital, rapid execution and willingness to take control of companies • Implement changes required to improve businesses Purchase of Stock or Debt • IEP pursues its activist strategy and seeks to promulgate change . – Dealing with the board and management – Proxy fights – Tender offers – Taking control • IEP’s investment and legal team is capable of unlocking a target’s hidden value . – Financial/balance sheet restructuring – Operation turnarounds – Strategic initiatives – Corporate governance changes • Mr. Icahn and Icahn Capital have a long and successful track record of generating significant returns employing the activist str ategy • IEP’s subsidiaries often started out as investment positions in debt or equity either directly by Icahn Capital or Mr. Icahn • Active participation in the strategy and capital allocation for targeted companies • Not involved in day - to - day operations • IEP will make necessary investments to ensure subsidiary companies can compete effectively Putting Activism into Action

Overview of Operating Segments 9

Highlights and Recent Developments • Long history of investing in public equity and debt securities and pursuing activist agenda • Employs an activist strategy that seeks to unlock hidden value through various tactics • Financial/balance sheet restructurings • Operational turnarounds • Strategic initiatives • Corporate governance changes • As of June 30, 2023, the Funds had a net short notional exposure of 18% Segment Description • IEP invests its proprietary capital through various private investment funds (the “Funds”) managed by the Investment segment • Fair value of IEP’s investment in the Funds was approximately $3.8 billion as of June 30, 2023 10 Segment: Investment Historical Segment Financial Summary (1) Based on closing share price as of specified date. (2) Total economic ownership as a percentage of common shares issued and outstanding . (3) Refer to the Adjusted EBITDA reconciliations in the Appendix . (4) Balance Sheet data as of end of each respective period. Significant Holdings As of June 30, 2023 Company Mkt. Value ($mm) (1) % Ownership (2) $835 8.01% $ 690 15.20% $548 2.46% $ 510 21.82% $ 412 1.39% ($Millions) Selected Income Statement Data: Total revenue ($1,249) $202 ($23) ($1,235) Adjusted EBITDA (3) (1,251) 186 (50) (1,264) Net income (loss) (1,447) (32) (223) (1,435) Adjusted EBITDA attributable to IEP (3) (673) 83 (10) (590) Net income (loss) attributable to IEP (765) (16) (89) (671) Returns -14.3% -0.3% -2.4% -15.0% Segment Balance Sheet Data (4) : Equity attributable to IEP $4,283 $4,271 $4,184 $3,799 Total Equity $9,342 $9,390 $9,150 $6,881 Investment Segment FYE December 31, LTM June 30,  20232020 2021 2022

Highlights and Recent Developments Petroleum • Strategic location and complex refineries allow CVR to benefit from access to price advantaged crude oil • Complex refineries can process different types of crude oil to optimize profitability • Negatively impacted by RIN prices • Completed business transformation plan to segregate renewables operations in February 2023 • Approximately 201k bpd of crude processing in Kansas and Oklahoma for the second quarter of 2023 • Declared a second quarter 2023 cash dividend of $0.50 per share and a special cash dividend of $1.00 per share bringing cumulative dividends declared to date of $2.00 per share for the six months of 2023 Fertilizer • CVR Partners owns two nitrogen fertilizer plants strategically located in the Southern Plains and Corn Belt region • Diverse feedstock exposure through petroleum coke and natural gas • Consistently maintain high utilization rates at product facilities • Declared a second quarter 2023 cash distribution of $4.14 per common unit bringing cumulative distributions declared to date of $14.57 per common unit for the six months of 2023 Segment Description • CVR Energy, Inc. (NYSE: CVI) is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing businesses through its interests in CVR Refining, LP and CVR Partners, LP (NYSE: UAN) • CVR Refining is an independent petroleum refiner and marketer of high - value transportation fuels in the mid - continent of the United States • CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products 11 Segment: Energy Historical Segment Financial Summary (1) Refer to the Adjusted EBITDA reconciliations in the Appendix. (2) Balance Sheet data as of the end of each respective period . ($Millions) Selected Income Statement Data: Net sales $3,930 $7,242 $10,896 $9,902 Adjusted EBITDA (1) 33 462 1,253 1,196 Net income (loss) (327) 29 596 631 Adjusted EBITDA attributable to IEP (1) (15) 231 707 694 Net income (loss) attributable to IEP (194) (5) 304 351 Segment Balance Sheet Data (2) : Total assets $4,723 $4,587 $4,735 $4,801 Equity attributable to IEP $1,039 $686 $648 $795 Energy Segment FYE December 31, LTM June 30,  20232020 2021 2022

Highlights and Recent Developments • Automotive Services provides Do - It - For - Me automotive repair services for retail and fleet customers with over 900 stores and 8,000 service bays located in the United States and Puerto Rico • The Automotive segment continues to progress through its multi - year transformation plan focused on customer service, quality, and profitable growth • The newly formed leadership team has focused on key strategic initiatives including: • Expanding our geographic footprint through greenfield growth • Increasing efficiencies in existing service locations such as store labor productivity • Improving supply chain logistics to reduce material costs, expand product offerings, and increase customer satisfaction • Enhancing our marketing vendor partnerships to increase brand visibility and optimize sales Segment Description • We conduct our Automotive segment through our wholly owned subsidiary, Icahn Automotive Group LLC ("Icahn Automotive") • Icahn Automotive is primarily engaged in providing a full range of automotive repair and maintenance services (“Automotive Services”) to its customers as well as a retail business which consists of sales of automotive aftermarket parts and retail merchandise (“Aftermarket Parts”) • AEP PLC is engaged in selling aftermarket parts 12 Segment: Automotive Historical Segment Financial Summary (1) As of January 31, 2023, IEH Auto Parts Holdings LLC (“Auto Plus”) was deconsolidated due to voluntary Chapter 11 bankruptcy p roc eedings. (2) Refer to the Adjusted EBITDA reconciliations in the Appendix . (3) Balance Sheet data as of the end of each respective period . ($Millions) Selected Income Statement Data: Net sales and other revenue from operations $2,478 $2,394 $2,394 $2,092 Adjusted EBITDA (2) (45) (67) (31) 11 Net income (loss) (198) (260) (192) (158) Segment Balance Sheet Data (3) : Total assets $3,085 $2,582 $2,532 $1,974 Equity attributable to IEP $1,554 $1,575 $1,530 $1,108 Automotive Segment (1) FYE December 31, LTM June 30,  20232020 2021 2022

Highlights and Recent Developments • Business strategy is based on long - term investment outlook and operational expertise • Management is actively looking to expand the real estate portfolio • Under contract to purchase a 500 acre development site and 36 hole country club with an expected close in the second half of 2023 Investment Property • Maximize value of commercial lease portfolio through effective management of existing properties • Seek to acquire or sell assets on opportunistic basis • Focused on securing long - term, quality tenants in our commercial office space and continue our positive growth in the retail leasing space Property Development • Development of luxury single family homes in the northeast that supplements our country club operations in the area • Continues strong performance with a healthy backlog of homes under contract with expected closings to continue through 2024 Club and Resort Operations • Club operations focuses on operating golf and other country club activities in the northeast Segment Description • Our Real Estate segment consists primarily of investment properties, the development and sale of single - family homes, and the management of club and resort operations • Investment properties consist of retail, office and industrial properties leased to corporate tenants • Property development focuses on the construction and sale of single - family homes • Club and resort operations focuses on operating golf, country club, and resort activities 13 Segment: Real Estate Historical Segment Financial Summary (1) Refer to the Adjusted EBITDA reconciliations in the Appendix. (2) Balance Sheet data as of the end of each respective period. ($Millions) Selected Income Statement Data: Net sales and other revenue from operations $102 $93 $118 $116 Adjusted EBITDA (1) 28 (1) 20 18 Net income (loss) (16) (8) 7 6 Segment Balance Sheet Data (2) : Total assets $486 $526 $507 $519 Equity attributable to IEP $440 $472 $455 $461 Real Estate Segment FYE December 31, LTM June 30,  20232020 2021 2022

Highlights and Recent Developments Food Packaging • Viskase operates plants in the United States, Mexico, Brazil, France, Italy, Germany, Poland, and the Philippines • Steady growth is projected globally for cellulose casings, with more emphasis on South America and Asia Pacific markets • Market demand remains strong in mature markets in spite of economic conditions as end products represent a cost - effective and attractive source of protein • Material and energy challenges experienced in 2022 have been addressed through price, and input costs have stabilized in 2023. Lead times and service have improved as a result of operations and supply chain actions • Business remains focused on reducing complexity and optimizing product and customer mix, while targeting growth with key customers globally Home Fashion • Focus on core profitable customers and product lines • WPH has implemented a more customer - focused organizational structure with the intent of expanding key customer relationships and rebuilding the company’s sales backlog • Continued strength with institutional customers Pharma • Focused on launching Qsymia in various EU countries and expand licensing agreements globally All Other Operating Segments Description • Food Packaging : We conduct our Food Packaging segment through our majority owned subsidiary, Viskase Companies, Inc. (OTCPK:VKSC), a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry • Home Fashion : We conduct our Home Fashion segment through our wholly owned subsidiary, WestPoint Home LLC. WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products • Pharma : We conduct our Pharma segment through our wholly owned subsidiary, Vivus LLC. Vivus is a specialty pharmaceutical company with two approved therapies and one product candidate in active clinical development 14 All Other Operating Segments Other Operating Segments Financial Summary (1) All Other operating segments include Food Packaging, Home Fashion, and Pharma. Results for each of these separate segments ca n b e found in our Quarterly Reports on Form 10 - Q and our Annual Report on Form 10 - K filed with the SEC. (2) Refer to Adjusted EBITDA reconciliation in the Appendix. (3) Balance Sheet data as of the end of each respective period. ($Millions) Selected Income Statement Data: Net sales and other revenue from operations $600 $698 $718 $714 Adjusted EBITDA (2) 63 62 51 $65 Net income (loss) (4) (13) (38) ($25) Adjusted EBITDA attributable to IEP (2) 52 56 45 $58 Net income (loss) attributable to IEP (4) (13) (38) ($26) Segment Balance Sheet Data (3) : Total assets $1,040 $1,010 $990 $983 Equity attributable to IEP $545 $534 $546 $565 All Other Operating Segments (1) FYE December 31, LTM June 30,  2021 2022 20232020

Financial Performance 15

16 Financial Performance Net Income (Loss) Attributable to Icahn Enterprises Adjusted EBITDA Attributable to Icahn Enterprises (1) (1) Refer to the Adjusted EBITDA reconciliations in the Appendix. (2) All Other operating segments include Food Packaging, Home Fashion, and Pharma. Results for each of these separate segments ca n b e found in our Quarterly Reports on Form 10 - Q and our Annual Report on Form 10 - K filed with the SEC. ($Millions) Operating Segments: Energy ($194) ($5) $304 $351 Automotive (198) (260) (192) (158) Real Estate (16) (8) 7 6 Metals - 186 - - All Other (2) (4) (13) (38) (26) Operating Segments (412) (100) 81 173 Investment (765) (16) (89) (671) Holding Company (476) (402) (175) (419) Consolidated ($1,653) ($518) ($183) ($917) FYE December 31, LTM June 30,  2020 2021 2022 2023 ($Millions) Operating Segments: Energy ($15) $231 $707 $694 Automotive (45) (67) (31) 11 Real Estate 28 (1) 20 18 Metals 20 38 - - All Other (2) 52 56 45 58 Operating Segments 40 257 741 781 Investment ($673) $83 ($10) ($590) Holding Company (102) (67) 27 (25) Consolidated ($735) $273 $758 $166 2023 LTM June 30,  FYE December 31, 2020 2021 2022

17 Consolidated Financial Snapshot Net Income (Loss): Investment ($1,447) ($32) ($223) $402 ($810) ($1,435) Energy (327) 29 596 368 403 631 Automotive (198) (260) (192) (43) (9) (158) Real Estate (16) (8) 7 4 3 6 Metals - 186 - - - - All Other (1) (4) (13) (38) (6) 7 (25) Holding Company (476) (402) (175) (127) (371) (419) Net income (loss) ($2,468) ($500) ($25) $598 ($777) ($1,400) Less: net income (loss) attributable to non-controlling interests (815) 18 158 403 (238) (483) Net income (loss) attributable to Icahn Enterprises ($1,653) ($518) ($183) $195 ($539) ($917) Adjusted EBITDA (2) : Investment ($1,251) $186 ($50) $487 ($727) ($1,264) Energy 33 462 1,253 758 701 1,196 Automotive (45) (67) (31) 11 53 11 Real Estate 28 (1) 20 10 8 18 Metals 20 38 - - - - All Other (1) 63 62 51 37 51 65 Holding Company (102) (67) 27 37 (15) (25) Consolidated Adjusted EBITDA ($1,254) $613 $1,270 $1,340 $71 $1 Less: Adjusted EBITDA attributable to non-controlling interests (519) 340 512 598 (79) (165) Adjusted EBITDA attributable to Icahn Enterprises ($735) $273 $758 $742 $150 $166 Capital Expenditures $199 $305 $338 $154 $131 $315 ($Millions) FYE December 31, Six months ended June 30,  LTM June 30,  2020 2021 2022 2022 2023 2023 (1) All Other operating segments include Food Packaging, Home Fashion, and Pharma. Results for each of these separate segments ca n b e found in our Quarterly Reports on Form 10 - Q and our Annual Report on Form 10 - K filed with the SEC. (2) Refer to the Adjusted EBITDA reconciliations in the Appendix.

18 Balance Sheet (1) All Other operating segments includes Food Packaging, Home Fashion, and Pharma. ASSETS Cash and cash equivalents $22 $751 $59 $7 $46 $5 $24 $1,574 $2,488 Cash held at consolidated affiliated partnerships and restricted cash 2,401 7 9 - 7 3 - 171 2,598 Investments 4,821 102 - - 14 - - - 4,937 Accounts receivable, net - 300 39 90 15 27 24 - 495 Inventories, net - 524 260 111 - 90 30 - 1,015 Related party notes receivable - - - - - - - 82 82 Property, plant and equipment, net - 2,630 792 137 341 54 - 5 3,959 Goodwill and intangible assets, net - 189 346 24 - 19 212 - 790 Other assets 4,644 298 469 104 96 17 5 217 5,850 Total assets $11,888 $4,801 $1,974 $473 $519 $215 $295 $2,049 $22,214 LIABILITIES AND EQUITY Accounts payable, accrued expenses and other liabilities $1,637 $1,727 $847 $140 $53 $44 $58 $73 $4,579 Securities sold, not yet purchased, at fair value 3,370 - - - - - - - 3,370 Debt - 1,591 19 150 1 9 - 5,308 7,078 Total liabilities $5,007 $3,318 $866 $290 $54 $53 $58 $5,381 $15,027 Equity attributable to Icahn Enterprises $3,799 $795 $1,108 $166 $461 $162 $237 ($3,332) $3,396 Equity attributable to non-controlling interests 3,082 688 - 17 4 - - - 3,791 Total equity $6,881 $1,483 $1,108 $183 $465 $162 $237 ($3,332) $7,187 Total liabilities and equity $11,888 $4,801 $1,974 $473 $519 $215 $295 $2,049 $22,214 ($Millions) As of June 30, 2023 Investment Energy Automotive Food Packaging (1) Home Fashion (1) Pharma (1) Holding Company ConsolidatedReal Estate

19 IEP Summary Financial Information Company’s calculation of Indicative Net Asset Value : Note: Refer to Use of Indicative Net Asset Value Data on next page for footnotes and additional information. 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 Holding Company interest in Investment Funds (1) 4,469$ 4,387$ 4,184$ 4,013$ 3,799$ CVR Energy (2) 2,385 2,063 2,231 2,334 2,133 Total market-valued Subsidiaries and Investments: 6,854$ 6,450$ 6,415$ 6,347$ 5,932$ Viskase (3) 210 207 243 285 341 Real Estate Holdings (1) 459 458 455 457 461 WestPoint Home (1) 137 126 156 161 162 Vivus (1) 251 245 241 237 237 Automotive Services (4) 851 645 490 573 608 Automotive Parts (1)(5)(6) 479 490 381 - 11 Automotive Owned Real Estate Assets (7) 1,187 1,187 831 831 831 Icahn Automotive Group 2,517 2,322 1,702 1,404 1,450 Total Other Subsidiaries 3,574$ 3,358$ 2,797$ 2,544$ 2,651$ Add: Other net assets (8) 15 (9) 20 130 173 Indicative Gross Asset Value 10,443$ 9,799$ 9,232$ 9,021$ 8,756$ Add: Holding Company cash and cash equivalents (9) 1,446 1,671 1,720 1,868 1,574 Less: Holding Company debt (9) (5,310) (5,310) (5,309) (5,309) (5,308) Indicative Net Asset Value 6,579$ 6,160$ 5,643$ 5,580$ 5,022$ Other Subsidiaries: As of Market-valued Subsidiaries and Investments: ($Millions)

20 IEP Summary Financial Information Use of Indicative Net Asset Value Data The Company uses indicative net asset value as an additional method for considering the value of the Company’s assets, and we believe that this information can be helpful to investors . Please note, however, that the indicative net asset value does not represent the market price at which the depositary units trade . Accordingly, data regarding indicative net asset value is of limited use and should not be considered in isolation . Indicative net asset value does not purport to reflect a valuation of IEP . The calculated Indicative net asset value does not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds and other net assets attributable to IEP . A valuation is a subjective exercise and Indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP . Investors may reasonably differ on what such elements are and their impact on IEP . No representation or assurance, express or implied, is made as to the accuracy and correctness of Indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary . Footnotes to Company’s calculation of Indicative Net Asset Value: (1) Represents GAAP equity attributable to us as of each respective date . (2) Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company as of each respective date . (3) Amounts based on market comparables due to lack of material trading volume, valued at 9 . 0 x Adjusted EBITDA for the trailing twelve months ended as of each respective date . (4) Amounts based on market comparables , valued at 14 . 0 x Adjusted EBITDA for the trailing twelve months ended as of each respective date . (5) On January 31 , 2023 , a subsidiary of Icahn Automotive, IEH Auto Parts Holding LLC and its subsidiaries (“Auto Plus”), an aftermarket parts distributor held within our Automotive segment, filed voluntary petitions in the United States Bankruptcy Court . As a result, IEP deconsolidated Auto Plus, writing down its remaining equity interest to zero which is offset by the recognition of a related party note receivable reflected in Other Net Assets . (6) During Q 2 2023 , a wholly owned subsidiary of IEP within the Automotive Segment acquired assets from the Auto Plus bankruptcy auction . (7) Management performed a valuation on the owned real - estate with the assistance of third - party consultants to estimate fair - market - value . This analysis utilized property - level market rents, location level profitability, and utilized prevailing cap rates ranging from 6 . 8 % to 8 . 0 % as of June 30 , 2023 , March 31 , 2023 and December 31 , 2022 , and 5 . 5 % to 6 . 5 % as of June 30 , 2022 and September 30 , 2022 . The valuation assumed that triple net leases are in place for all the locations at rents estimated by management based on market conditions . There is no assurance we would be able to sell the assets on the timeline or at the prices and lease terms we estimate . Different judgments or assumptions would result in different estimates of the value of these real estate assets . Moreover, although we evaluate and provide our Indicative Net Asset Value on a regular basis, the estimated values may fluctuate in the interim, so that any actual transaction could result in a higher or lower valuation . (8) Represents GAAP equity of the Holding Company Segment, excluding cash and cash equivalents, debt and non - cash deferred tax assets or liabilities . As of June 30 , 2023 , Other Net Assets includes $ 20 million of Automotive Segment liabilities assumed from the Auto Plus bankruptcy (9) Holding Company’s balance as of each respective date .

Adjusted EBITDA Reconciliations 21

22 Non - GAAP Financial Measures The Company uses certain non - GAAP financial measures in evaluating its performance . These include non - GAAP EBITDA and Adjusted EBITDA . EBITDA represents earnings from continuing operations before interest expense, income tax (benefit) expense and depreciation and amortization . We define Adjusted EBITDA as EBITDA excluding certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt and certain other non - operational charges . We present EBITDA and Adjusted EBITDA on a consolidated basis and on a basis attributable to Icahn Enterprises net of the effects of non - controlling interests . We conduct substantially all of our operations through subsidiaries . The operating results of our subsidiaries may not be sufficient to make distributions to us . In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future . The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us . We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and certain effects of impairment, restructuring costs, certain pension plan expenses, gains/losses on disposition of assets, gains/losses on extinguishment of debt and certain other non - operational charges . Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt . Management uses, and believes that investors benefit from referring to, these non - GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods . Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets . Additionally, EBITDA and Adjusted EBITDA present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed . EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U . S . GAAP . For example, EBITDA and Adjusted EBITDA : • do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments ; • do not reflect changes in, or cash requirements for, our working capital needs ; and • do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt . Although depreciation and amortization are non - cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements . Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures . In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations . EBITDA and Adjusted EBITDA are not measurements of our financial performance under U . S . GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U . S . GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity . Given these limitations, we rely primarily on our U . S . GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance .

23 Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2022 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Home Fashion, and Pharma segments. Net income (loss) ($223) $596 ($192) $2 $7 ($22) ($18) ($175) ($25) Interest expense, net 173 84 2 8 - 3 (1) 259 528 Income tax expense (benefit) - 140 (54) 7 - - - (59) 34 Depreciation and amortization - 353 80 27 13 7 28 1 509 ($50) $1,173 ($164) $44 $20 ($12) $9 $26 $1,046 Restructuring costs - - - - - 2 - - 2 (Gain) loss on disposition of assets, net - - (3) - - - - - (3) Transformation losses - - 53 - - - - - 53 Net (gain) loss on extinguishment of debt - - - - - - - 1 1 Out of period adjustments - - 51 1 - - - - 52 Call option lawsuits settlement - 79 - - - - - - 79 Other - 1 32 6 - - 1 - 40 ($50) $1,253 ($31) $51 $20 ($10) $10 $27 $1,270 Net income (loss) ($89) $304 ($192) $2 $7 ($22) ($18) ($175) ($183) Interest expense, net 79 44 2 7 - 3 (1) 259 393 Income tax expense (benefit) - 103 (54) 6 - - - (59) (4) Depreciation and amortization - 199 80 24 13 7 28 1 352 ($10) $650 ($164) $39 $20 ($12) $9 $26 $558 Restructuring costs - - - - - 2 - - 2 (Gain) loss on disposition of assets, net - - (3) - - - - - (3) Transformation losses - - 53 - - - - - 53 Net (gain) loss on extinguishment of debt - - - - - - - 1 1 Out of period adjustments - - 51 1 - - - - 52 Call option lawsuits settlement - 56 - - - - - - 56 Other - 1 32 5 - - 1 - 39 ($10) $707 ($31) $45 $20 ($10) $10 $27 $758 Home Fashion (1) Pharma (1) ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate Holding Company Consolidated Adj. EBITDA before non-controlling interests Adjusted EBITDA: EBITDA before non-controlling interests Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP Adjusted EBITDA attributable to IEP

24 Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2021 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Home Fashion, and Pharma segments. Net income (loss) ($32) $29 ($260) ($2) ($8) ($8) ($3) $186 ($402) ($500) Interest expense, net 218 109 7 6 - 2 - 1 318 661 Income tax expense (benefit) - (27) (72) 4 - (2) - - 19 (78) Depreciation and amortization - 343 87 28 9 7 28 14 1 517 $186 $454 ($238) $36 $1 ($1) $25 $201 ($64) $600 Restructuring costs - - - 1 - - - - - 1 (Gain) loss on disposition of assets, net - - 22 - (3) - - (163) - (144) Transformation losses - - 149 - - - - - - 149 Net (gain) loss on extinguishment of debt - 8 - - - - - - (3) 5 Other - - - 14 1 1 (14) - - 2 $186 $462 ($67) $51 ($1) $0 $11 $38 ($67) $613 Net income (loss) ($16) ($5) ($260) ($2) ($8) ($8) ($3) $186 ($402) ($518) Interest expense, net 99 48 7 5 - 2 - 1 318 480 Income tax expense (benefit) - (14) (72) 3 - (2) - - 19 (66) Depreciation and amortization - 196 87 25 9 7 28 14 1 367 $83 $225 ($238) $31 $1 ($1) $25 $201 ($64) $263 Restructuring costs - - - 1 - - - - - 1 (Gain) loss on disposition of assets, net - - 22 - (3) - - (163) - (144) Transformation losses - - 149 - - - - - - 149 Net (gain) loss on extinguishment of debt - 6 - - - - - - (3) 3 Other - - - 13 1 1 (14) - - 1 $83 $231 ($67) $45 ($1) $0 $11 $38 ($67) $273 Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP Adjusted EBITDA attributable to IEP EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA: ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate Home Fashion (1) Pharma (1) Metals Consolidated Holding Company

25 Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2020 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Home Fashion, and Pharma segments. Net income (loss) ($1,447) ($327) ($198) $4 ($16) ($7) ($1) $0 ($476) ($2,468) Interest expense, net 196 121 12 11 - 1 - 1 328 670 Income tax expense (benefit) - (112) (54) 8 - - - - 42 (116) Depreciation and amortization - 343 95 27 17 8 2 18 - 510 ($1,251) $25 ($145) $50 $1 $2 $1 $19 ($106) ($1,404) Impairment of assets - - - - 7 3 - 1 - 11 Restructuring costs - - - 1 - - - 1 - 2 (Gain) loss on disposition of assets, net - - 6 - 5 - - (1) - 10 Transformation losses - - 94 - - - - - - 94 Net (gain) loss on extinguishment of debt - 8 - - - 4 12 Other - - - 8 15 (2) - - - 21 ($1,251) $33 ($45) $59 $28 $3 $1 $20 ($102) ($1,254) Net income (loss) ($765) ($194) ($198) $4 ($16) ($7) ($1) $0 ($476) ($1,653) Interest expense, net 92 56 12 9 - 1 - 1 328 499 Income tax expense (benefit) - (74) (54) 7 - - - - 42 (79) Depreciation and amortization - 191 95 22 17 8 2 18 - 353 ($673) ($21) ($145) $42 $1 $2 $1 $19 ($106) ($880) Impairment of assets - - - - 7 3 - 1 - 11 Restructuring costs - - - 1 - - - 1 - 2 (Gain) loss on disposition of assets, net - - 6 - 5 - - (1) - 10 Transformation losses - - 94 - - - - - - 94 Net (gain) loss on extinguishment of debt - 6 - - - - - - 4 10 Other - - - 5 15 (2) - - - 18 ($673) ($15) ($45) $48 $28 $3 $1 $20 ($102) ($735) ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate Home Fashion (1) Pharma (1) Holding Company ConsolidatedMetals Adjusted EBITDA attributable to IEP Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP

26 Adjusted EBITDA Reconciliation by Segment – Last Twelve Months Ended June 30, 2023 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Home Fashion, and Pharma segments. Net income (loss) ($1,435) $631 ($158) $11 $6 ($22) ($14) ($419) ($1,400) Interest expense, net 171 68 2 11 - 2 (1) 212 465 Income tax expense (benefit) - 142 (46) 5 - - - (181) (80) Depreciation and amortization - 354 81 27 13 7 28 1 511 ($1,264) $1,195 ($121) $54 $19 ($13) $13 ($387) ($504) Credit loss on related party note receivable - - - - - - - 116 116 Loss on deconsolidation of subsidiary - - - - - - - 246 246 Restructuring costs - - - - - 2 - - 2 (Gain) loss on disposition of assets, net - - (4) - - - - - (4) Transformation losses - - 44 - - - - - 44 Out of period adjustments - - 59 1 - - - - 60 Other - 1 33 7 (1) - 1 - 41 ($1,264) $1,196 $11 $62 $18 ($11) $14 ($25) $1 Net income (loss) ($671) $351 ($158) $10 $6 ($22) ($14) ($419) ($917) Interest expense, net 81 34 2 9 - 2 (1) 212 339 Income tax expense (benefit) - 105 (46) 4 - - - (181) (118) Depreciation and amortization - 203 81 25 13 7 28 1 358 ($590) $693 ($121) $48 $19 ($13) $13 ($387) ($338) Credit loss on related party note receivable - - - - - - - 116 116 Loss on deconsolidation of subsidiary - - - - - - - 246 246 Restructuring costs - - - - - 2 - - 2 (Gain) loss on disposition of assets, net - - (4) - - - - - (4) Transformation losses - - 44 - - - - - 44 Out of period adjustments - - 59 1 - - - - 60 Other - 1 33 6 (1) - 1 - 40 ($590) $694 $11 $55 $18 ($11) $14 ($25) $166 ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate Home Fashion (1) Pharma (1) Holding Company Consolidated Adjusted EBITDA attributable to IEP Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP

27 Adjusted EBITDA Reconciliation by Segment – Six Months Ended June 30, 2023 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Home Fashion, and Pharma segments. Net income (loss) ($810) $403 ($9) $12 $3 ($1) ($4) ($371) ($777) Interest expense, net 83 32 1 6 - - - 96 218 Income tax expense (benefit) - 93 (6) 1 - - - (102) (14) Depreciation and amortization - 173 41 14 6 3 14 - 251 ($727) $701 $27 $33 $9 $2 $10 ($377) ($322) Credit loss on related party note receivable - - - - - - - 116 116 Loss on deconsolidation of subsidiary - - - - - - - 246 246 Loss / (Gain) on disposition of assets - - (3) - - - - - (3) Transformation losses - - 20 - - - - - 20 Out of period adjustments - - 8 - - - - - 8 Other - - 1 6 (1) - - - 6 ($727) $701 $53 $39 $8 $2 $10 ($15) $71 Net income (loss) ($386) $218 ($9) $11 $3 ($1) ($4) ($371) ($539) Interest expense, net 41 16 1 5 - - - 96 159 Income tax expense (benefit) - 68 (6) 1 - - - (102) (39) Depreciation and amortization - 100 41 13 6 3 14 - 177 ($345) $402 $27 $30 $9 $2 $10 ($377) ($242) Credit loss on related party note receivable - - - - - - - 116 116 Loss on deconsolidation of subsidiary - - - - - - - 246 246 Loss / (Gain) on disposition of assets - - (3) - - - - - (3) Transformation losses - - 20 - - - - - 20 Out of period adjustments - - 8 - - - - - 8 Other - - 1 5 (1) - - - 5 ($345) $402 $53 $35 $8 $2 $10 ($15) $150 ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate Home Fashion (1) Pharma (1) Holding Company Consolidated Adjusted EBITDA attributable to IEP Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests

28 Adjusted EBITDA Reconciliation by Segment – Six Months Ended June 30, 2022 (1) The presentation of Adjusted EBITDA for “All Other Operating Segments” included in this presentation consists of results fro m our Food Packaging, Home Fashion, and Pharma segments. Net income (loss) $402 $368 ($43) $3 $4 ($1) ($8) ($127) $598 Interest expense, net 85 48 1 3 - 1 - 143 281 Income tax expense (benefit) - 91 (14) 3 - - - 20 100 Depreciation and amortization - 172 40 14 6 3 14 - 249 $487 $679 ($16) $23 $10 $3 $6 $36 $1,228 Loss / (Gain) on disposition of assets - - (2) - - - - - (2) Transformation losses - - 29 - - - - - 29 Net loss / (gain) on extinguishment of debt - - - - - - - 1 1 Call option lawsuits settlement - 79 - - - - - - 79 Other - - - 5 - - - - 5 $487 $758 $11 $28 $10 $3 $6 $37 $1,340 Net income (loss) $196 $171 ($43) $3 $4 ($1) ($8) ($127) $195 Interest expense, net 39 26 1 3 - 1 - 143 213 Income tax expense (benefit) - 66 (14) 3 - - - 20 75 Depreciation and amortization - 96 40 12 6 3 14 - 171 $235 $359 ($16) $21 $10 $3 $6 $36 $654 Loss / (Gain) on disposition of assets - - (2) - - - - - (2) Transformation losses - - 29 - - - - - 29 Net loss / (gain) on extinguishment of debt - - - - - - - 1 1 Call option lawsuits settlement - 56 - - - - - - 56 Other - - - 4 - - - - 4 $235 $415 $11 $25 $10 $3 $6 $37 $742 ($Millions) Investment Energy Automotive Food Packaging (1) Real Estate Home Fashion (1) Pharma (1) Holding Company Consolidated Adjusted EBITDA attributable to IEP Adjusted EBITDA attributable to IEP: EBITDA attributable to IEP Adjusted EBITDA: EBITDA before non-controlling interests Adj. EBITDA before non-controlling interests